Pledged assets and collateral	12 Months Ended
Mar. 31, 2011
Pledged assets and collateral

10. Pledged assets and collateral

The following amounts, by balance sheet classifications, have been pledged as collateral for borrowings and for other purposes at March 31, 2010 and 2011:

	2010	2011
	(in billions of yen)
Interest-bearing deposits in other banks	101	52
Trading account assets	10,231	9,747
Available-for-sale securities	13,092	18,000
Loans	8,711	9,520
Other assets	987	649

Total	33,122	37,968

The associated liabilities collateralized by the above assets at March 31, 2010 and 2011 are summarized below:

	2010	2011
	(in billions of yen)
Deposits	653	825
Call money and funds purchased	1,959	1,878
Payables under repurchase agreements	5,608	4,599
Payables under securities lending transactions	6,052	4,750
Other short-term borrowings	4,696	9,301
Long-term debt	3,475	4,989

Total	22,443	26,342

The Bank of Japan (“the BOJ”) requires private depository institutions to maintain a certain amount of funds as reserves in current accounts with the BOJ, based on average deposit balances and certain other factors. There are similar reserve deposit requirements for foreign offices engaged in banking businesses in foreign countries. At March 31, 2010 and 2011, the reserve funds maintained by the MHFG Group, which were included in Cash and due from banks and Interest-bearing deposits in other banks, were ¥3,731 billion and ¥7,847 billion, respectively.

At March 31, 2010 and 2011, the MHFG Group had received collateral that can be sold or repledged, with a fair value of ¥15,251 billion and ¥15,275 billion, respectively, of which ¥13,538 billion and ¥13,504 billion, respectively, were sold or repledged. Such collateral was primarily obtained under resale or securities borrowing agreements, and was used generally as collateral under repurchase or securities lending agreements, or to cover short sales.